

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

First Quarter 2010
Earnings Call Presentation

Henry Yu, CEO & John Chen, CFO

May 10, 2010

Safe Harbor Statement

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GENERAL STEEL HOLDINGS INC.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's periodic filings (including Forms 8-K, 10-K and 10-Q) or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with Securities and Exchange Commission, which are readily available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda

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GENERAL STEEL HOLDINGS INC.

- First Quarter 2010 Financial Highlights
- Demand Drivers
- Key Operating Metrics
- DQ Subsidiary Business Model Change
- Maoming Subsidiary Rebar Production Line
- Impact of Quarterly Iron Ore Pricing System
- Second Quarter 2010 Outlook
- Q&A

First Quarter 2010 Financial Highlights

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GENERAL STEEL HOLDINGS INC.

- Total revenues increased 40.6% YoY to $453.8 million from $322.8 million in 1Q09

Total Revenues Increased 40.6%



USD in thousand
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
322,794
453,762
2009 Q1
2010 Q1

- Aggregate shipment volume increased 44.2% YoY to 1.03 million metric tons from 0.72 million metric tons in 1Q09

Total Shipment Volume Increased 44.2%



Metric Tons
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
718,136
1,035,370
2009 Q1
2010 Q1

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. first quarter 2010 earnings call.

Demand Drivers

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GENERAL STEEL HOLDINGS INC.

- "Go West" economic initiative
  - Top five economic priority in the 12th Five-Year National Economic and Social Plan ("NESDP") (2011-2015)
  - Total infrastructure spending of approximately RMB480 billion
- National stimulus package
  - RMB4 trillion economic package is equal to nearly 20% of China's GDP or 1/3 of the country's fixed assets investment in 2008
  - 45% of the spending designated for railways, highways and airports projects
- Guanzhong-Tianshui SEZ
  - Covers two western provinces and seven cities, 70,000 square kilometers
  - Construction planned from 2009 to 2020
- Earthquake rebuilding projects
  - 37 million metric tons of steel needed
  - Selected as one of eight "Preferred Suppliers"

Demand Drivers Continued…

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GENERAL STEEL HOLDINGS INC.

% Increased GDP Comparison in First Quarter 2010



% Increased GDP
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
11.9%
13.8%
10.5%
5.8%
National
Shaanxi
Jiangsu
Guangdong



Shaanxi

Selected Infrastructure Investment in Shaanxi

- Provincial Infrastructure Projects:

  Nearly RMB100 billion, or approximately US$15 billion through 2013

- Selected Infrastructure Projects:

  Xian #1, #2 subway, Xian-Chengdu railway and 67 reservoir pumping stations

Source: National Bureau of Statistics of China, Shaanxi Development & Reform Commission, http://forum.home.news.cn/thread/72835922/1.html

Key Operating Metrics – Gross Profit

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GENERAL STEEL HOLDINGS INC.

Gross Profit was $5.8 Million in the First Quarter of 2010



US$ (mm)
20.0
10.0
0.0
12.9
5.8
Q1 2009
Q1 2010

Gross Profit Margin Improved to 4.47% in March 2010



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
1.90%
-0.4%
4.47%
Jan-10
Feb-10
Mar-10

Gross Margin was 1.3% in the First Quarter of 2010

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. first quarter 2010 earnings call.

Gross Profit Continued…

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GENERAL STEEL HOLDINGS INC.

Gross margin at our Longmen JV was adversely affected in the first quarter by the following factors:

- Rising raw material costs from the beginning of the quarter
- A lag time between the increase of both production costs and selling prices
- Added depreciation costs of our two new blast furnaces

Monthly Average Selling Price of Rebar


In RMB with VAT
3850
3800
3750
3700
3650
3600
3550
3700
3650
3800
Jan-2010
Feb-2010
Mar-2010

Monthly Average Selling Price of Iron Ore and Coke


In RMB with VAT
Iron Ore
Coke
2000
1800
1600
1400
1200
1000
800
600
400
200
0
900
1600
1000
1650
1100
1700
1200
1750
Q4-2009
Jan-2010
Feb-2010
Mar-2010

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. first quarter 2010 earnings call.

Consolidated Balance Sheet Highlights

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GENERAL STEEL HOLDINGS INC.

(USD ,000)

Assets:	**March 31, 2010**	**December 31, 2009**
Cash and Restricted Cash	$317,744	$274,159
Accounts Receivable	$22,174	$8,525
Notes Receivable	$48,648	$29,185
Inventories	$237,695	$208,087
Advances on Inventory Purchases	$34,930	$29,099
Total Current Assets	$769,670	$615,278
Property Plant and Equipment	$552,851	$555,111
Total Assets	$1,383,944	$1,228,064
Liabilities:		
Total Notes Payable	$323,987	$254,608
Total Accounts Payable	$211,689	$206,277
Total Short Term Loan	$288,006	$271,077
Customer Deposits	$326,549	$262,100
Taxes Payable	$5,676	$6,921
Total Current Liabilities	$1,207,223	$1,037,345
Shareholder's Equity	$156,208	$166,329

DQ Subsidiary Business Model Change

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GENERAL STEEL HOLDINGS INC.

- General Steel (China) leased its workshops, land, equipment and other facilities to Tianjin Daqiuzhuang Steel Plates Co., Ltd.
- Term of the lease is from January 1, 2010 to December 31, 2011
- Reduces overhead costs and provides a steady revenue stream of fixed monthly lease payment of approximately $246,000

Maoming Subsidiary Rebar Production Line

- In 1Q10, Maoming entered into a strategic alliance agreement with Yueyufeng Iron and Steel Co., Ltd.
- As part of the agreement, Yueyufeng will fund approximately $4.4 million to construct a new 400,000 metric tons capacity rebar production line to operate at our Maoming facility
- 400,000 metric tons production line is expected to start producing in 3Q10
- Maoming will process 25,000 metric tons of rebar per month for Yueyufeng from July 2010 to June 2012
- In 3Q10, we intend to relocate the 1 mm metric tons capacity high-speed wire production line from the Maoming facility to the Longmen JV

Impact of Quarterly Iron Ore Pricing System

- Iron ore pricing visibility reduced for the entire industry
  - Greater costs and market price volatility
  - Increase in steel price as producers pass costs on to customers
- Less spread between contract rate and spot rate
  - A more level playing field for those like GSI
- Greater emphasis on securing iron ore resources

Second Quarter 2010 Outlook

- Robust demand in addressable market
- Trend of cost of raw materials
- Acquisition progress - revised industry guidelines

"Because of our unique geographic location, ASPs for rebar in our region are at a premium."

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GENERAL STEEL HOLDINGS INC.

Contact Information

Ross Warner	Jing Ou-Yang	Justin Knapp	Jessica Barist Cohen
General Steel Holdings, Inc.	General Steel Holdings, Inc.	Ogilvy Financial, Beijing	Ogilvy Financial, New York
Tel: + 86-10-5879-7346	Tel: + 86-10-5879-7346	Tel: + 86-10-8520-6556	Tel: + 1-646-460-9989
Email: ross.warner@gshi-steel.com	Email: jing.ouyang@gshi-steel.com	Email: gsi@ogilvy.com	Email: gsi@ogilvy.com